UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2007

JPMORGAN CHASE & CO.

(Exact Name of Registrant

as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2007, JPMorgan Chase & Co. (the “Company”) entered into a Master Agency Agreement (the “Institutional Master Agency Agreement”) with J.P. Morgan Securities Inc. (“J.P. Morgan Securities”) with respect to the offer and sale from time to time by the Company of an indeterminate aggregate principal amount of the Company’s Senior Medium-Term Notes, Series F, and Subordinated Medium-Term Notes, Series A. The Institutional Master Agency Agreement amends and restates the Master Agency Agreement between the Company and the several agents party thereto dated as of February 1, 1990, amended and restated as of June 12, 1997. The Institutional Master Agency Agreement is being filed as Exhibit 1.1 hereto.

On November 1, 2007, the Company also entered into a Master Agency Agreement (the “Retail Master Agency Agreement”) with J.P. Morgan Securities, A.G. Edwards & Sons, Inc., Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Incapital LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher Inc. d/b/a RBC Capital Markets, UBS Securities LLC and Wachovia Securities LLC with respect to the offer and sale from time to time by the Company of an indeterminate aggregate principal amount of the Company’s JPMorgan Chase Senior Notes, Series G, and JPMorgan Chase Subordinated Notes, Series B. The Retail Master Agency Agreement amends and restates the Master Agency Agreement between the Company and the several agents party thereto dated as of October 27, 2003. The Retail Master Agency Agreement is being filed as Exhibit 1.2 hereto.

On November 1, 2007, the Company and Deutsche Bank Trust Company Americas (the “Trustee”) entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture dated as of December 1, 1989, between the Company’s predecessor in interest and the Trustee. The First Supplemental Indenture is being filed as Exhibit 4.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1.1	Master Agency Agreement, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc.

Exhibit 1.2	Master Agency Agreement, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc., A.G. Edwards & Sons, Inc., Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Incapital LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher Inc. d/b/a RBC Capital Markets, UBS Securities LLC and Wachovia Securities LLC

Exhibit 4.1	First Supplemental Indenture, dated as of November 1, 2007, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas, to the Indenture dated as of December 1, 1989

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan
Name: Anthony J. Horan
Title: Corporate Secretary

Dated: November 7, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 1.1	Master Agency Agreement, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc.

Exhibit 1.2	Master Agency Agreement, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc., A.G. Edwards & Sons, Inc., Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Incapital LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher Inc. d/b/a RBC Capital Markets, UBS Securities LLC and Wachovia Securities LLC

Exhibit 4.1	First Supplemental Indenture, dated November 1, 2007, between JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas